THE LOU HOLLAND TRUST
35 West Wacker Drive
Suite 3260
Chicago, Illinois 60601


PROSPECTUS FOR THE

GROWTH FUND

A "No-Load" Mutual Fund
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.


The date of this Prospectus is May 1, 1999

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                             THE LOU HOLLAND TRUST
                                  GROWTH FUND




                               Table of Contents

         Investment Objective...................................... 1
         Principal Investment Strategies............................1
         Principal Investment Risks.................................1
         Past Performance of the Growth Fund........................3
         Fee Table and Expense Example..............................5
                  Fees and Expenses of the Growth Fund..............5
                  Example of Expenses You Would Pay as
                  a Shareholder of the Growth Fun...................5
         More Information About the Investment Strategies,
         Risks and Practices of the Growth Fund.....................6
         Other Investment Strategies, Risks and Practices
         of the Growth Fund.........................................7
         Share Price................................................8
         How to Purchase Shares.....................................9
         Shareholder Services......................................10
         Retirement Plans..........................................13
         Dividends, Capital Gains Distributions and Taxes..........13
         How to Redeem Shares......................................14
         How the Trust is Managed..................................16
                  Investment Manager...............................16
                  Portfolio Managers...............................16
         Year 2000.................................................17
         Financial Highlights......................................17
         Additional Information about
              The Lou Holland Trust and the Growth Fund............19
         How to Obtain Additional Information......................19


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                              THE LOU HOLLAND TRUST
                                  GROWTH FUND

                    The following overview of the Growth Fund is a summary of
                  more important information you should know before investing. More detailed information about The Lou Holland Trust (the "Trust"), the Growth Fund's investment strategies and risks, and Holland Capital Management, L.P. (the "Investment Manager"), the Trust's investment adviser, is included elsewhere in this Prospectus.

INVESTMENT
OBJECTIVE

                  The Growth Fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration.

PRINCIPAL
INVESTMENT
STRATEGIES

                  The Growth Fund seeks to achieve its investment objective by investing primarily in common stocks of growth companies. In pursuing its investment objective, the Growth Fund maintains a diversified portfolio of equity securities of mid- to large-capitalization companies that have the following characteristics:

         (i) demonstrated historical growth of earnings faster than the general market;
         (ii)     earnings growth stability;
         (iii)    return on equity that is higher than the general market; and
         (iv) dividend growth that is typically greater than that of the market.

         While the Growth Fund invests primarily in U.S. companies, it may seek companies that are organized in foreign countries that exhibit the growth characteristics mentioned above.

PRINCIPAL
INVESTMENT

                  All mutual funds are subject to various risks associated with investing. The Risks risks associated with investing in a mutual fund are primarily determined by the securities in which it invests and the investment strategies it employs. The ultimate risk to you when you invest in the Growth Fund, or any other mutual fund for that matter, is that you could lose money.

                  You should know that the market value of the Growth Fund's investments can be expected to fluctuate over time. Similarly, the amount of income generated by the Fund will fluctuate based on the composition of the Fund's assets and the level of interest and dividends paid on those assets. Since the Growth Fund seeks long-term growth of capital, an investment in the Growth Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

                              THE LOU HOLLAND TRUST
                                  GROWTH FUND

                  The Growth Fund is subject to the following principal investment risks while pursuing its investment objective:

                  MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. This volatility may cause a security to be worth less than what was paid for it. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

                  MANAGER RISK: The risk that a strategy used by the Growth Fund's Investment Manager may fail to produce the intended result.

                  FOREIGN SECURITY RISK: The risk that the market value of a foreign security or the securities markets of a foreign country may be more volatile or perform differently than a security issued by a U.S. company or the U.S. securities markets due to, for example, adverse political, regulatory, economic or other developments affecting the particular foreign country. There is also a risk that a change in currency exchange rates between U.S. dollars and a foreign currency may reduce the value of a security valued in, or based on, that foreign currency.

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                              THE LOU HOLLAND TRUST
                                  GROWTH FUND

PAST PERFORMANCE
OF THE GROWTH
FUND

                  The bar chart below shows the Growth Fund's performance for each full calendar year since the Fund's inception. The table that follows the bar chart shows average annual total return for the Growth Fund, the S&P 500 Index, the Russell 1000 Growth Index, and the Russell Mid-Cap Growth Index for the one year period ended December 31, 1998 and the period since the Growth Fund's inception on April 29, 1996 until December 31, 1998. This information is intended to give you an indication of the risks of investing in the Growth Fund by showing you changes in the Growth Fund's performance from year to year, and by showing how the Growth Fund's average annual total returns since its inception compare with those of three broad measures of stock market performance. Please remember that past performance is not an indication of how the Growth Fund, the S&P 500 Index, the Russell 1000 Growth Index or the Russell Mid-Cap Growth Index will perform in the future.

                            YEAR-BY-YEAR TOTAL RETURN

                              12-31-97    12/31/98
                               27.92%      35.75%


                  Since its inception on April 29, 1996, the Growth Fund's highest return for a calendar quarter was 24.03% (quarter ending December 31, 1998) and its lowest return for a calendar quarter was -7.18% (quarter ending September 30, 1998).

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                              THE LOU HOLLAND TRUST
                                  GROWTH FUND


                           AVERAGE ANNUAL TOTAL RETURN
                                                                         SINCE
                  AVERAGE ANNUAL TOTAL RETURNS                 PAST    INCEPTION
                  (FOR THE PERIOD ENDING DECEMBER 31, 1998)   ONE YEAR (APRIL 29, 1996)
                  Lou Holland Growth Fund                      35.75%     29.36%
                  S&P 500 Index                                28.58%     28.91%
                  Russell 1000 Growth Index                    38.71%     31.05%
                  Russell Mid-Cap Growth Index                 17.86%     16.97%


                  S&P 500 Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

                  Russell 1000 Growth Index - An unmanaged index which measures the performance of a subset of approximately 568 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted earnings growth rates.

                  Russell Mid-Cap Growth Index - An unmanaged index which measures the performance of a subset of approximately 439 of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted earnings growth rates. These stocks are also members of the Russell 1000 Growth Index.

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                              THE LOU HOLLAND TRUST
                                   GROWTH FUND


FEES AND EXPENSES
OF THE GROWTH
FUND                               FEE TABLE AND EXPENSE EXAMPLE
                  When you purchase shares of a mutual fund, you pay the fees and expenses associated with its operation. This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund.

                  Shareholder Fees (fees paid directly from your investment)
                  Sales Load Imposed on Purchases                      None
                  Sales Load Imposed on Reinvested Dividends           None
                  Deferred Sales Load Imposed on Redemptions           None
                  Redemption Fee                                       None

                  Annual Growth Fund Operating Expenses
                 (expenses that are deducted from Growth Fund assets)
                  Investment Management Fee                           .85%*
                  Distribution (12b-1) Fees                            None
                  Other Expenses                                      2.00%
                                                                      ------
                  Gross Total Operating Expenses                       2.85%
                  Less Fee Waiver & Expense Reimbursement **          -1.50%
                                                                      ------
                  Net Total Operating Expenses                         1.35%
                                                                      ======

                  ** The Investment Management Fee declines at specified breakpoints as the Growth Fund's assets increase.

                  ** The Investment Manager has contractually agreed to waive its fees and reimburse other expenses of the Growth Fund to the extent that the Fund's "Total Operating Expenses" exceed 1.35%. This agreement may be terminated only by the Trust's Board of Trustees. As a result of the agreement, the Growth Fund actually paid 1.35% of Total Operating Expenses during its fiscal year ended December 31, 1998 and not 2.85%.

EXAMPLE OF
EXPENSES
YOU WOULD PAY AS
A SHAREHOLDER OF
THE GROWTH FUND

                  This Example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Growth Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Growth Fund's operating expenses remain the same. Since the Growth Fund imposes no charges when you redeem your shares, the expenses you would pay are the same whether you redeem your shares or continue to hold them at the end of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year   3 Years  5 Years  10 Years
                              -------  -------  -------  -------
                                $137     $428     $739     $1624

                  YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE A REPRESENTATION OF PAST OR FUTURE FEES OR EXPENSES FOR THE GROWTH FUND. ACTUAL FEES AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance, but is included merely for illustrative purposes only.

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                             THE LOU HOLLAND TRUST
                                  GROWTH FUND


                  The Growth Fund is a "no load" mutual fund. This means that you pay no sales charges or 12b-1 fees when you purchase shares of the Fund. Therefore, all of the money you invest will immediately go to work for you.

                  As with any mutual fund, there is no assurance that the Growth Fund will achieve its investment objective. You should know that the Growth Fund's share price will fluctuate and, when you redeem your shares, they could be worth more or less than what you paid for them. Thus, like investing in any other mutual fund, you could lose money.

MORE INFORMATION
ABOUT THE
INVESTMENT
STRATEGIES, RISKS
AND THE GROWTH

                  EQUITY SECURITIES. Under normal market conditions, the Growth Fund invests substantially all of its assets in equity securities. Therefore, as an investor in Fund, the return on your investment will be based primarily on Practices of the risks and rewards associated with investing in equity securities.

                  The Growth Fund The Growth Fund invests primarily in common stocks. Other types of equity securities the Fund may acquire include preferred stocks, securities which are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock. As a general matter, these other types of securities are subject to many of the same risks as common stocks.

                  Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks may also entitle the holder to share in the company's dividends. Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. For example, the value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's price may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates.

                  Foreign Securities. The Growth Fund may invest in common stocks of foreign companies. These investments will be made primarily through the use of American Depositary Receipts ("ADRs"), although the Growth Fund may make direct market purchases of such foreign securities. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign company deposited in a domestic bank or foreign branch of a U.S. bank and are traded on a U.S. exchange or in an over-the-counter market.

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                             THE LOU HOLLAND TRUST
                                  GROWTH FUND

                  Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the U.S. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Growth Fund may from time to time hold various foreign currencies pending investment in foreign securities or conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the SEC, and generally, reporting requirements may not be comparable to those applicable to U.S. issuers.

OTHER INVESTMENT
STRATEGIES, RISKS
AND PRACTICES OF
THE GROWTH FUND

                  OPTIONS AND FUTURES CONTRACTS. Options and futures contracts are types of derivative instruments. They "derive" their value from an underlying security, index or other financial instrument. The use of options and futures permits the Growth Fund to increase or decrease the level of risk associated with its investments or to change the character of that risk. Options and futures contracts trading are highly specialized activities which entail greater than ordinary investment risks.

                  The Growth Fund may write covered call options, buy put options, buy call options and write put options on particular securities or various indexes. The Fund may also invest in futures contracts and options on futures contracts. The Fund may make these investments for the purpose of protecting its assets (this is known as "hedging") or to generate income. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

                  A futures contract is an exchange-traded contract to buy or sell a standard quantity and quality of a financial instrument or index at a specified future date and price.

                  The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of the Growth Fund's investments (held or intended for

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                             THE LOU HOLLAND TRUST
                                  GROWTH FUND

                  purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements.

                  Successful use of options and futures by the Growth Fund is subject to the Investment Manager's ability to correctly predict movements in the direction of the market.
                  For example, if the Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in future pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

                  TEMPORARY DEFENSIVE STRATEGY. While the Growth Fund's primary strategy is to be fully invested in equities, the Fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions. During these periods, the Fund may engage in a temporary, defensive strategy that permits it to invest up to 100% of its assets in high-grade domestic and foreign money market instruments. It is possible that the Growth Fund will not achieve its investment objective when it employs a temporary, defensive strategy.

SHARE PRICE

                  You pay no sales charges to invest in the Growth Fund. When you buy or redeem shares, your share price is the Fund's net asset value per share next-determined after we receive your purchase or redemption order. We determine the Growth Fund's net asset value each day that the New York Stock Exchange ("NYSE") is open at the close of trading on that exchange (normally, 4:00 p.m. Eastern Time). Net asset value will not be calculated and, therefore, shares will not be priced when the NYSE is closed.

                  The Growth Fund's net asset value per share is calculated by adding the value of all securities, cash and other assets of the Fund, subtracting the Fund's liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding Fund shares.

                  The Growth Fund's investments are generally valued based on market value, or if market quotations are not readily available, fair value as determined in good faith by the Fund's board of trustees.

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                             THE LOU HOLLAND TRUST
                                  GROWTH FUND
HOW TO
PURCHASE
SHARES

                  The initial minimum investment for the Growth Fund is $2,000. This minimum amount may, in certain cases, be waived or lowered by the Trust.

                  Opening An Account. Shareholders may make an initial purchase of shares of the Growth Fund by mail or by wire. Shares of the Fund may be purchased on any day the Trust is open for business.

                  A COMPLETED AND SIGNED PURCHASE APPLICATION FORM ("APPLICATION") IS REQUIRED FOR EACH NEW ACCOUNT OPENED WITH THE GROWTH FUND REGARDLESS OF HOW THE INITIAL PURCHASE OF SHARES IS MADE.

                  BY MAIL. Shares of the Growth Fund may be purchased by mailing the completed Application, with a check made payable to the Trust, c/o Firstar Trust Company ("Firstar"), Post Office Box 701, Milwaukee, Wisconsin 53201-0701. Correspondence sent by overnight delivery services should be sent to Firstar Trust Company, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                  BY WIRE. Shares of the Growth Fund may also be purchased by wiring funds to the wire bank account for the Fund. Before wiring funds, please call the Trust toll free at 1-800-295-9779 to advise the Trust of the intention to invest in the Growth Fund, to receive instructions as to how and where to wire the investment, and to obtain a confirmation number to ensure prompt and accurate handling of funds. Please remember to return the completed Application to the Trust as described in the prior paragraph. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions. The bank that wires the funds may charge a fee. Instruct your bank to use the following instructions when wiring funds:

                  Wire To:                     Firstar Bank Milwaukee, N.A.
                                               ABA 075000022
                  Credit:                      Firstar Trust Company
                                               Account 112-952-137
                  Further Credit:              Lou Holland Growth Fund
                                              (Shareholder Account Number)
                                              (Shareholder Registration)

                  SUBSEQUENT INVESTMENTS. The minimum subsequent investment for the Growth Fund is $250. Subsequent purchases of shares of the Fund may be made by mail or by wire (see instructions above), or through means of the Telephone Investment Privilege described below under "Shareholder Services."

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                             THE LOU HOLLAND TRUST
                                  GROWTH FUND

                  SHARE PRICE. To make an initial purchase of shares of the Growth Fund, a completed and signed Application in good order, as described below, must first be received. Shares in the Fund will be priced at the net asset value per share of the Fund next determined after a purchase order has been received by Firstar as transfer agent in good order, as described below.

                  CONDITIONS OF PURCHASE. The Trust and the Distributor, HCM Investments, Inc., each reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchases are not binding on the Trust or the Investment Manager or considered received until such purchase orders are received by Firstar in good order. Good order requires that purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash or third party checks will be accepted. As a condition of this offering, if a purchase is canceled due to nonpayment or because a check does not clear (and therefore, the account is required to be redeemed), the purchaser will be responsible for any loss the Fund incurs. The transfer agent charges a $20 fee against a shareholder's account for any checks that do not clear.

                  Shares may be purchased by rendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock and debt instruments, provided the acquisition of such securities is consistent with the Growth Fund's investment objectives and otherwise acceptable to the Investment Manager. If you wish to purchase shares with marketable securities, please call 1-800-295-9779 to determine whether the particular securities will be accepted as payment by the Fund and the manner by which they would be transferred to the Fund.

                  SHARE CERTIFICATES. Share certificates will not be issued for shares unless the shareholder has held them for at least thirty (30) days and has specifically requested them. Most shareholders elect not to receive share certificates. Certificates for full shares only will be issued. Shareholders who lose a share certificate may incur an expense to replace it.

SHAREHOLDER
SERVICES

                  SHAREHOLDER INQUIRIES AND SERVICES OFFERED. If there are any questions about the following services, please call the Trust at 1-800-295-9779 or write the Trust, c/o Firstar Trust Company, Post Office Box 701, Milwaukee, Wisconsin 53201-0701. The Trust reserves the right to amend the shareholder services described below or to change their terms or conditions upon sixty (60) days notice to shareholders.

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                             THE LOU HOLLAND TRUST
                                  GROWTH FUND

                  SHAREHOLDER STATEMENTS AND REPORTS. Each time a shareholder buys or sells shares or reinvests a dividend or distribution in the Growth Fund, the shareholder will receive a statement confirming such transaction and listing the current share balance with the Fund. The Trust also will send shareholders annual and semi-annual reports, as well as year-end tax information about the accounts with the Fund.

                  TELEPHONE PRIVILEGES. For convenience, the Trust provides telephone privileges that allow telephone authorization to (i) purchase shares in the Growth Fund, and (ii) redeem shares in the Fund. Initial purchases of shares may not be made by telephone. To utilize these telephone privileges, check the appropriate boxes on the Application and supply the Trust with the information required. Procedures have been established by the Trust and Firstar that are considered to be reasonable and are designed to confirm personal identification information prior to acting on telephone instructions, including tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If the Investment Manager does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. In light of the procedures established, the Trust will not be liable for following telephone instructions that it or Firstar, as transfer agent, believes to be genuine. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, shareholders should consider placing orders by mail.

                  The telephone privileges are not available with respect to shares for which certificates have been issued or with respect to redemptions for accounts requiring supporting legal documents.

                  TELEPHONE INVESTMENT PRIVILEGE. After an account with the Trust has been opened, additional investments in the amount of $1,000 or more may be made by telephoning the Trust at 1-800-295-9779 between 9:00 a.m. and 4:00 p.m. Eastern Time on any day the Trust is open. Telephone investment requests made after 4:00 p.m. Eastern Time will be processed as of close of business on the next business day. In accordance with a shareholder's instructions, the Trust will electronically transfer monies from a shareholder's bank account designated on the Application to the shareholder's account with the Trust.

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                             THE LOU HOLLAND TRUST
                                  GROWTH FUND

                  The designated bank must be a member of the Automated Clearing House ("ACH") network and able to make electronic transfers in order for a shareholder to use this privilege. Shares will be purchased at the net asset value determined on the day the order is placed, provided the call is received prior to 4:00 p.m. Eastern Time.

                  TELEPHONE REDEMPTION PRIVILEGE. The Telephone Redemption Privilege permits a shareholder to authorize the redemption of any amount from his or her account with the Trust by telephoning the Trust at 1-800-295-9779 between 9:00 a.m. and 4:00 p.m. Eastern Time on any day the Trust is open. In accordance with telephone instructions, we will redeem shares of the Growth Fund at their net asset value next determined after the telephone redemption request is received. Telephone redemption requests made after 4:00 p.m. Eastern Time will be processed as of the close of business on the next business day. Redemption proceeds will, in accordance with any prior election made by a shareholder, be mailed to shareholder's current address, or transmitted by wire to the shareholder's designated bank account. Firstar will charge a $12 fee for the service. The designated bank must be a member of the ACH network and able to receive electronic transfers in order to use this privilege. Telephone redemption requests will not be processed if the shareholder has changed his or her address within the preceding fifteen (15) days.

                  IRA accounts may not be redeemed via telephone.

                  After an account has been opened, a written request must be sent to the transfer agent in order to arrange for telephone redemptions or to make changes in the bank or account receiving the proceeds. The request must be signed by each shareholder of an account and the signature guaranteed.

                  AUTOMATIC INVESTMENT PLAN (AIP). The Trust offers an AIP whereby a shareholder may purchase shares on a regular scheduled basis ($50 minimum per transaction up to four times per month). Under the AIP, the shareholder's designated bank account is debited a preauthorized amount and applied to purchase shares. The financial institution must be a member of the ACH network. There is no charge for this service. A $15 fee will be charged by the transfer agent if there are insufficient funds in the account at the time of the scheduled transaction. The program will automatically terminate upon redemption of all shares in the account.

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                             THE LOU HOLLAND TRUST
                                  GROWTH FUND

RETIREMENT PLANS
                  Trust shares are available in connection with tax benefited retirement plans established under Section 401
                  (a) or Section 403 (b) of the Internal Revenue Code of 1986 as amended ("Code"), IRAs and SEP-IRAs under Section 408 of the Code, Roth IRAs under Section 408A of the Code, Education IRAs under Section 530 of the Code, corporate sponsored profit sharing plans, and deferred compensation plans of state and local governments and tax-exempt organizations that comply with the provisions of Section 457 of the Code. Various initial, annual maintenance and participant fees may apply to these retirement plans. Applicable forms and information regarding plan administration, all fees, and other plan provisions are available from the Trust or Firstar, as transfer agent.

DIVIDENDS,
CAPITAL
GAINS
DISTRIBUTIONS
AND TAXES
                  The Growth Fund earns ordinary investment income from dividends and interest on its investments. The Fund expects to distribute substantially all of this income, less Fund expenses, to shareholders annually, or at such other times as the Fund may elect.

                  The Fund also realizes capital gains and losses when it sells securities in its portfolio for more or less than it paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually.

                  Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Growth Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at the maximum capital gains rate.

                  Dividends and capital gains distributions will be paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. These distributions are paid by the Fund on the basis of each shareholder's relative net assets. The Fund's net asset value will decrease by the amount of the distribution on the day the distribution is made.

                  Dividends and capital gains distributions by the Growth Fund are automatically reinvested in additional Fund shares at the share price on the ex-dividend date, unless you choose to have them paid to you directly. If you choose to have distribution checks mailed to you and either the U.S. Postal Service is unable to deliver the check to you or if the check(s) remain outstanding for at least six months, the Fund reserves the right to reinvest the check(s) at the then current net asset value until you notify us with different instructions. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares are taxable to you (unless your investment is in an IRA or other tax-advantaged account). Dividends and capital gains distributions declared in October, November or December and paid in January are taxable in the year in which they are declared.

                  The Trust is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this backup withholding requirement, you must certify that your Social Security or Taxpayer Identification Number is correct (or that you have applied for such a number and are waiting for it to be issued), and that you are not currently subject to, or exempt from, backup withholding.

HOW TO
REDEEM SHARES

                  Shareholders have the right to redeem (subject to the restrictions outlined below) all or any part of their shares in the Growth Fund at a price equal to the net asset value of such shares next computed following receipt of the redemption request in proper form by the Trust. Unless a shareholder has selected the Telephone Redemption Privilege and provided the required information, in order to redeem shares in the Fund, a written request in "proper form" (as explained below) must be sent to Firstar Trust Company, Post office Box 701, Milwaukee, Wisconsin 53201-0701. Correspondence sent by overnight delivery services should be sent to Firstar Trust Company, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. A shareholder cannot redeem shares by telephone unless the shareholder is eligible to use the Telephone Redemption Privilege. In addition, the Trust cannot accept requests which specify a particular date for redemption or which specify any other special conditions.

                  Proper Form for All Redemption Requests. A redemption request must be in proper form. To be in proper form, a redemption request must include: (i) share certificates, if any, endorsed by all registered shareholders for the account exactly as the shares are registered and the signature(s) must be guaranteed, as described below; (ii) for written redemption requests, a

                  "letter of instruction," which is a letter specifying the Growth Fund by name, the number of shares to be sold, the name(s) in which the account is registered, and the account number. The letter of instruction must be signed by all registered shareholders for the account using the exact names in which the account is registered; in the case of an IRA account, the letter of instruction must indicate whether or not 10% federal income tax should be withheld from the redemption. Failure to provide a withholding election will result in 10% being withheld; (iii) other supporting legal documents, as may be necessary, for redemption requests by corporations, trusts, and partnerships; and (iv) any signature guarantees that are required as described above in (i), or required by the Trust where the value of the shares being redeemed is $10,000 or greater, or where the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

                  Signature guarantees are required if the amount being redeemed is $10,000 or more but generally are not required for redemptions made using the Telephone Redemption Privilege. If proceeds from a redemption made using the Telephone Redemption Privilege are to be sent to a person other than the registered shareholders for the account or to an address or account other than that of record for a period no less than fifteen (15) days prior to the date of the request, then a signature guarantee would be required.

                  Signature guarantees, when required, can be obtained from any one of the following institutions: (i) a bank; (ii) a securities broker or dealer, including a Government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Notaries public are not acceptable guarantors. A redemption request will not be processed and will be held until it is in proper form, as described above.

                  RECEIVING A REDEMPTION PAYMENT. Except under certain emergency conditions, a redemption payment will be sent to the shareholder within seven (7) days after receipt of the corresponding telephone or written redemption request, in proper form, by the Trust. There are no redemption fees imposed on any redemption request. If a redemption request is with respect to shares purchased by a personal, corporate, or government check within twelve (12) days of the purchase date, the redemption payment will be held until the purchase check has cleared (which may take up to twelve (12) days from the purchase date), although the shares redeemed will be priced for redemption upon receipt of the redemption request. The inconvenience of this twelve (12) day check clearing period can be avoided by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

                             THE LOU HOLLAND TRUST
                                  GROWTH FUND


                  MINIMUM ACCOUNT SIZE. Due to the relatively high cost of maintaining accounts, the Trust reserves the right to redeem shares in any account if, as the result of the redemptions, the value of that account drops below $2,000. A shareholder is allowed at least sixty (60) days, after written notice by the Trust, to make an additional investment to bring the account value up to at least $2,000 before the redemption is processed.

HOW THE TRUST
IS MANAGED

                  INVESTMENT MANAGER. The Growth Fund is managed by Holland Capital Management, L.P., a Delaware limited partnership whose principal place of business is 35 West Wacker Drive, Suite 3260, Chicago, Illinois 60601. The Investment Manager has not previously served as investment manager to any other registered investment company. However, the executives and members of the investment management staff have extensive experience in managing investments. Louis A. Holland, the Managing Partner and Chief Investment Officer of the Investment Manager, has served as an investment adviser for the past 25 years.

                  Subject to the authority of the board of trustees, the Investment Manager supervises and directs the day-to-day investments and operation of the Growth Fund in accordance with the Fund's investment objective, investment program, policies, and restrictions. The Investment Manager also supervises the overall administration of the Trust, which includes, among other activities, preparing and filing documents required for compliance of the Trust with applicable laws and regulations, preparing agendas and other supporting documents for the meetings of the Board, maintaining the corporate records and books of the Trust, and serving as the Trust's liaison with its independent public accountant and any service providers such as the custodian, transfer agent, and administrator.

                  The Trust pays the Investment Manager, on a monthly basis, an investment management fee based on the Growth Fund's average daily net assets at the following annualized rates: with respect to the Fund, 0.85% of the average daily net assets up to $500 million, 0.75% of the average daily net assets up to the next $500 million, and 0.65% of the average daily net assets in excess of $1 billion. The Investment Manager has contractually agreed to waive its investment management fee and reimburse expenses of the Fund so that the Fund's total annual operating expenses do not exceed more than 1.35%.

                  PORTFOLIO MANAGERS. The persons employed by or associated with the Investment Manager who are primarily responsible for the day-to-day management of the Growth Fund's portfolio, are Louis A. Holland, Monica L. Walker and Laura J. Janus. Their

                             THE LOU HOLLAND TRUST
                                  GROWTH FUND

                  business experience for the past five years is as follows: Mr. Holland has served as Managing Partner and Chief Investment Officer of the Investment Manager, and President, Treasurer and Director of the Distributor and of Holland Capital Management, Inc., the General Partner of the Investment Manager; Ms. Walker and Ms. Janus have served as portfolio managers with respect to the Investment Manager's private account clients.


YEAR 2000

                  Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Investment Manager and the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Manager is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurance that comparable steps are being taken by the Fund's other service providers.

FINANCIAL HIGHLIGHTS

                  The financial highlights table is intended to help you understand the Growth Fund's financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions). The information for year ended December 31, 1998 has been audited by KPMG LLP and information for year ended December 31, 1997 and the period ended December 31, 1996 has been audited by Deloitte & Touche LLP, whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


                                                                            April 29, 1996(1)
                                    Year Ended          Year Ended                through
                                    December 31, 1998   December 31, 1997    December 31, 1996
Per Share Data:                    ------------------   -----------------   -------------------
Net asset value, beginning
         of period                         $14.18            $11.28               $10.00
                                           -------           -------             -------
Income From Investment Operations:
         Net Investment Income              (0.02)(2)          0.00(2)              0.00(2)
         Net Gains on Securities (both
                  realized and unrealized)   5.09              3.14                 1.46
                                           -------           -------             -------
Total from
         investment operations               5.07              3.14                 1.46
                                           -------           -------             -------
Less Distributions:
         Dividends (from net
                  investment income)        (0.01)            (0.03)               (0.05)
         Dividends (from capital gains)     (0.03)            (0.21)               (0.13)
                                           -------           -------             -------
         Total distributions                (0.04)            (0.24)               (0.18)
                                           -------           -------             -------
         Net asset value,
                  end of period             $19.21           $14.18               $11.28
                                           =======           =======             ========
Total return                                 35.75%           27.92%               14.62%(3)
Supplemental Data and Ratios:
         Net assets, end of period      $9,134,903       $5,299,916           $2,860,671
         Ratio of expenses to average net assets
                  Before expense
                    reimbursement             2.84%            4.19%                6.50%(4)
                  After expense
                    reimbursement             1.35%            1.35%                1.35%(4)
         Ratio of net investment income (loss)
                  to average net assets
                  Before expense
                    reimbursement            (1.60)%          (2.83)%              (5.11)%(4)
                  After expense
                    reimbursement            (0.11)%           0.02%                0.04%(4)
Portfolio turnover rate                      32.84%           34.29%               30.48%

(1) Commencement of operations.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(3) Not annualized.
(4) Annualized.

                             THE LOU HOLLAND TRUST
                                  GROWTH FUND
ADDITIONAL
INFORMATION ABOUT
THE LOU HOLLAND TRUST
AND THE GROWTH FUND

                  Additional information about The Lou Holland Trust and the Growth Fund is available from several sources.

                  Financial Reports. Additional information about the Growth Fund's investments is available in the Fund's annual and semi-annual reports. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Growth Fund's performance during its last fiscal year ended December 31, 1998.

                  Statement of Additional Information. The SAI, dated May 1, 1999, contains detailed information about The Lou Holland Trust and the Growth Fund's investment policies and practices. A current SAI is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference, which means that the SAI is legally a part of the Prospectus.

HOW TO OBTAIN
ADDITIONAL
INFORMATION

                  To obtain a free copy of the current annual report, semi-annual report or SAI, requests can be made:

                  By Mail Write to: The Lou Holland Trust c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                  By Telephone Call: 1-800-295-9779.

                  By E-Mail Our address is: info@hollandcap.com

                  By Internet Visit our website at: www.hollandcap.com

                  You also can obtain copies of this information by visiting the SEC's website at www.sec.gov or by visiting or writing to the SEC's Public Reference Section at 450 Fifth Street, Washington, D.C. Information on the Public Reference Section can be obtained by calling 1-800-SEC-0330. The SEC's Public Reference Section may impose a copying charge for any information you request.




                  The SEC's Investment Company Act File Number for The Lou Holland Trust is 811-7533.

                             THE LOU HOLLAND TRUST
                                  GROWTH FUND

TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer,
Holland Capital Management, L.P. and President,
Treasurer, and Director, HCM Investments, Inc.

MONICA L. WALKER, Secretary and Trustee
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LAURA J. JANUS, TREASURER
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LESTER H. MCKEEVER, JR., Trustee
Managing Partner, Washington, Pittman & McKeever
Certified Public Accountants & Management Consultants

KENNETH R. MEYER,Trustee
President and Managing Partner
Lincoln Capital Management Company

JOHN D. MABIE, Trustee
President, Mid-Continent Capital


MANAGER
Holland Capital Management, L.P.
35 West Wacker Drive, Suite 3260
Chicago, IL 60601
Telephone (312) 553-1000

CUSTODIAN AND TRANSFER AGENT
Firstar Bank Milwaukee, N.A.
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
KPMG LLP
Chicago, IL

LEGAL COUNSEL
Jorden Burt Boros Cicchetti Berenson & Johnson LLP
Washington, D.C.

PROSPECTUS
MAY 1, 1999

                              THE LOU HOLLAND TRUST
                              35 West Wacker Drive
                                   Suite 3260
                             Chicago, Illinois 60601

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated May 1, 1999, which may be obtained by telephoning the Trust at 1-800-295-9779. This Statement of Additional Information has been incorporated by reference into the Prospectus, which means that it is legally a part of the Prospectus.

The date of this Statement of Additional Information is May 1, 1999.

                                TABLE OF CONTENTS

ITEM                                                                        PAGE
----                                                                        ----

  General Information and History                                             B-
  Investment Restrictions                                                     B-
  Description of Certain Investments and Policies                             B-
  Management of The Trust                                                     B-
  Committees of the Board of Trustees                                         B-
  Principal Holders of Securities                                             B-
  Investment Management and Other Services                                    B-
  Brokerage Allocation and Other Practices                                    B-
  Purchase and Redemption of Securities Being Offered                         B-
  Determination of Net Asset Value                                            B-
  Taxes                                                                       B-
  Organization of The Trust                                                   B-
  Performance Information About the Growth Fund                               B-
  Legal Matters                                                               B-
  Independent Auditors                                                        B-
  Financial Statements                                                        B-
  Appendix                                                                    B-

GENERAL INFORMATION AND HISTORY

The Lou Holland Trust (the "Trust") was organized as a Delaware business trust on December 20, 1995 and is registered with the Securities and Exchange Commission ("SEC") as a no-load, open-end diversified management investment company, commonly known as a "mutual fund." The Trust is organized as a series company and currently consists of one series, the Growth Fund. In the future, the Trust may establish additional series.

The Growth Fund is a separate investment portfolio with a distinct investment objective, investment programs, policies, and restrictions. The Fund is managed by Holland Capital Management (the "Investment Manager"), which directs the day-to-day operations of the Fund. The Investment Manager also provides administrative services to the Trust. HCM Investments, Inc. (the "Distributor"), an affiliate of the Investment Manager, serves as distributor for the shares of the Fund.

The Trust bears all expenses of its operation, other than those assumed by the Investment Manager. Such expenses include payment for distribution services, transfer agent services, accounting services, certain administrative services, legal fees, and payment of taxes. In addition, the expense of organizing the Trust and registering and qualifying its initial shares under federal and state securities laws will be charged to the Trust's operations, as an expense, and amortized over a period not to exceed five years.

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions apply to the Growth Fund and may be changed only by approval of the Fund's shareholders. Except with respect to borrowing money, as described in (2) below, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in that percentage amount resulting from any change in value of the portfolio securities or the Fund's net assets will not result in a violation of such investment restriction.

The Growth Fund will not:

(1) Margin and Short Sales: Purchase securities on margin or sell securities short, except that the Growth Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) and (8) below, may make short sales against the box and may obtain short-term credits as may be necessary for clearance of transactions;

(2) Senior Securities and Borrowing: Issue any class of securities senior to any other class of securities, although the Growth Fund may borrow from a bank for temporary, extraordinary or emergency purposes or through the use of reverse repurchase agreements. The Fund may borrow up to 15% of the value of its total assets in order to meet redemption requests. No securities will be purchased when borrowed money exceeds 5% of the Fund's total assets. The Fund may enter into futures contracts subject to (5) below;

(3) Real Estate: Purchase or sell real estate, or invest in real estate limited partnerships, except the Growth Fund may, as appropriate and consistent with its investment objective, investment programs, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities;

(4) Control of Portfolio Companies: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies;

(5) Commodities: Purchase or sell commodities and invest in commodities futures contracts, except that the Growth Fund may enter into futures contracts and options thereon where, as a result thereof, no more than 5% of the total assets for the Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit;

(6) Investment Companies: Invest in the securities of other open-end investment companies, except that the Growth Fund may purchase securities of other open-end investment companies if immediately thereafter the Fund (i) owns no more than 3% of the total outstanding voting securities of any one investment company and
(ii) invests no more than 10% of its total assets (taken at market value) in the securities of any one investment company or all other investment companies in the aggregate;

(7) Underwriting: Underwrite securities issued by other persons, except to the extent that the Growth Fund may be deemed to be an underwriter, within the meaning of the 1933 Act, in connection with the purchase of securities directly from an issuer in accordance with the Fund's investment objective, investment programs, policies, and restrictions;

(8) Options and Spreads: Invest in puts, calls, straddles, spreads or any combination thereof, except that the Growth Fund may invest in and commit its assets to writing and purchasing put and call options to the extent permitted by the Prospectus and this Statement of Additional Information;

(9) Oil and Gas Programs: Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses;

(10) Ownership of Portfolio Securities by Officers and Trustees: Purchase or retain the securities of any issuer if the officers and Trustees or the Investment Manager individually own more than 1/2 of 1% of the securities of such issuer or collectively own more than 5% of the securities of such issuer;

(11) Loans: Make loans, except that the Growth Fund in accordance with its investment objective, investment program, policies, and restrictions may: (i) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes; (ii) purchase money market securities and enter into repurchase agreements, provided such repurchase agreements are fully collateralized and marked to market daily; and (iii) lend its portfolio securities in an amount not exceeding one-third the value of the Fund's total assets;

(12) Unseasoned Issuers: Invest more than 5% of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities;

(13) Restricted Securities, Illiquid Securities and Securities Not Readily
Marketable: Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement maturing in more than seven days, if as a result, more than 15% of the net assets of the Growth Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. The Fund may invest without limitation in restricted securities provided such securities are considered to be liquid;

(14) Mortgaging: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Growth Fund, except as may be necessary in connection with (i) permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 15% of the Fund's total assets in order to secure such borrowings) and (ii) the use of options and futures contracts;

(15) Diversification: Make an investment unless 75% of the value of the Growth Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that no more than 5% of the value of the Fund's total assets would be invested in any one issuer. As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized; or

(16) Concentration: Invest 25% or more of the value of its total assets in any one industry, except that the Growth Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements.

DESCRIPTION OF CERTAIN INVESTMENTS AND POLICIES

The following is a description of certain types of investments which may be made by the Growth Fund and of certain investment policies that may be followed by the Fund.

Money Market Instruments

The Growth Fund may invest in high-quality money market instruments in order to enable it to: (i) take advantage of buying opportunities; (ii) meet redemption requests or ongoing expenses; or (iii) take defensive action as necessary, or for other temporary purposes. The money market instruments that may be used by the Fund include:

      U.S. Government Obligations: These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable Government security, have a maturity of up to one year and are issued on a discount basis.

      U.S. Government Agency Securities: These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the U.S. Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury Bills); (ii) guaranteed by the U.S. Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., each of the Federal Home Loan Banks).

      Bank and Savings and Loan Obligations: These include, among others, certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With bankers' acceptances, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. In the case of domestic banks, the Growth Fund will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is a member of the Federal Deposit Insurance Corporation ("FDIC"), or in the case of savings and loan associations, insured by the FDIC; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Fund will not invest in time-deposits maturing in more than seven days.

      Commercial Paper and Other Short-Term Corporate Debt Instruments: These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. The Growth Fund may purchase corporate debt securities having no more than 13 months remaining to maturity at the date of settlement.

      Repurchase Agreements: The Growth Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist of high-quality debt securities and must be determined to present minimal credit risks. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

      The Growth Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by the Board and only when the economic benefit to the Fund is believed to justify the attendant risks. The Fund has adopted standards for the sellers with whom they will enter into repurchase agreements. The Board believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities.

Securities of Foreign Issuers

As described in the Prospectus, the Growth Fund also may purchase equity and equity-related securities of foreign issuers. Also as described in the Prospectus, the Fund may purchase American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting, and financial reporting standards as domestic issuers.

Investments in foreign securities involve certain risks that are not typically associated with investing in domestic issuers, including: (i) less publicly available information about the securities and about the foreign company or government issuing them; (ii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements; (iii) stock markets outside the U.S. may be less developed or efficient than those in the U.S. and government supervision and regulation of those stock markets and brokers and the issuers in those markets is less comprehensive than that in the U.S.; (iv) the securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers; (v) settlement of transactions with respect to foreign securities may sometimes be delayed beyond periods customary in the U.S.; (vi) fixed brokerage commissions on certain foreign stock exchanges and custodial costs with respect to securities of foreign issuers generally exceed domestic costs; (vii) with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, taxation at the source of the income payment or dividend distribution, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments that could adversely affect U.S. investments in those countries; and (viii) foreign securities denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations and the Fund may incur costs in connection with conversions between various currencies. Specifically, to facilitate its purchase of securities denominated in foreign currencies, the Fund may engage in currency exchange transactions to convert currencies to or from U.S. dollars. The Fund does not intend to hedge its foreign currency risks and will engage in currency exchange transactions on a spot (i.e., cash) basis only at the spot rate prevailing in the foreign exchange market.

Equity Securities

As stated in the Prospectus, the Growth Fund invests primarily in the common stocks of a diversified group of companies that have (i) demonstrated historical growth of earnings faster than the general market, (ii) earnings growth stability, (iii) a return on equity higher than the general market, and (iv) whose dividend growth is typically greater than that of the market.

Convertible Securities

Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Options and Futures Contracts

The Growth Fund may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph and in the Fund's investment restrictions set forth in this Statement of Additional Information. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Fund may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. However, the Fund may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Growth Fund may invest in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Investment Manager. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted or listed option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

To enter into a futures contract, the Growth Fund must make a deposit of an initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of a portfolio's investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements.

Successful use of options and futures by the Growth Fund is subject to the Investment Manager's ability to correctly predict movements in the direction of the market. For example, if the Fund uses future contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in future pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

Illiquid Securities

The Growth Fund will not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Investment Manager will monitor the liquidity of such restricted securities under the supervision of the Board.

The Growth Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in commercial paper, thus providing liquidity. The Fund believes that commercial paper and possible certain other restricted securities which meet the criteria for liquidity established by the Board, as contemplated by SEC Rule 144A, are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board, including commercial paper, as determined by the Investment Manager, as liquid and not subject to the investment limitations applicable to illiquid securities.

Rule 144A adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to a restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Investment Manager anticipates that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

Warrants

The Growth Fund may invest in warrants, which are certificates that give the holder the right to buy a specific number of shares of a company's stock at a stipulated price within a certain time limit (generally, two or more years). Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities

The Growth Fund may utilize up to 5% of its total assets to purchase securities on a "when-issued" basis, which normally settle within 30 to 45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the Investment Manager deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued basis, the yields obtained may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When the Fund agrees to purchase when-issued securities, its custodian will set aside in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations or other liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Other Investment Companies

The Growth Fund may also invest up to 10% of its total assets in the securities of other investment companies, including closed-end investment companies, in accordance with Section 12(d)(1)(A) of the 1940 Act. Such investment in other investment companies will take into consideration the operating expenses and fees of these companies, including advisory fees, as such expenses may reduce investment return.

Lending of Portfolio Securities

In order to generate income, the Growth Fund may lend portfolio securities on a short-term or a long-term basis, up to one-third of the value of its total assets to broker-dealers, banks, or other institutional borrowers of securities. Since this technique may be considered a form of leverage, the Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Investment Manager for the Fund has determined are creditworthy under guidelines established by the Trustees, and will receive collateral in the form of cash (which may be invested in accordance with the Fund's investment program) or U.S. Government securities, equal to at least 100% of the value of the securities loaned at all times. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. The Fund will retain the right to call, upon notice, the securities lent. The principal risk is the potential insolvency of the broker-dealer or other borrower. As a result there may be delays in recovery, or even loss of rights in the collateral should the borrower fail financially. The Investment Manager reviews the creditworthiness of the entities to which loans are made to evaluate those risks.

Certain Policies to Reduce Risk

The Growth Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to maintain the portfolio's diversity and reduce risk. The Fund will (i) not purchase the securities of any company if, as a result, the Fund's holdings of that issue would amount to more than 5% of the value of the Fund's total assets, or more than 25% of the value of total assets would be invested in any one industry; and (ii) not borrow money except for temporary purposes and then only in amounts not exceeding 15% of the value of its total assets. The Fund will not borrow in order to increase income, but only to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Limitation (i) does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities or instruments secured by such obligations such as repurchase agreements, or to cash or cash items. These investment policies are fundamental and may be changed for the Fund only by approval of the Fund's shareholders.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund's total assets.

In addition, it is a fundamental investment policy that the Growth Fund may invest only up to 20% of its total assets in securities of foreign issuers. The Fund adheres to certain other fundamental investment policies which are set forth in this Statement of Additional Information.

These fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the Growth Fund. As used in this Prospectus and Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (i) 67% of the shares of the Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

MANAGEMENT OF THE TRUST

Board of Trustees

The management of the Trust's business and affairs is the responsibility of its Board of Trustees. Although the Board is not involved in the day-to-day operations of the Trust, the Board has the responsibility for establishing broad operating policies and supervising the overall performance of the Trust.

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Any Trustee who is considered an "interested person" of the Trust (as defined in Section 2 (a) (19) of the 1940 Act) is indicated by an asterisk next to his or her name. The address for all interested persons, unless otherwise indicated, is 35 West Wacker Drive, Suite 3260, Chicago, Illinois 60601:

                                     Position with the Trust and
                                     Principal Occupation During the
Name                        Age      Past Five Years


*Louis A. Holland            57      President, Trustee and Chairman of the
                                     Board of Trustees.  Managing Partner and
                                     Chief Investment officer of Holland
                                     Capital Management, L.P. President,
                                     Treasurer and Director, HCM Investments,
                                     Inc.

*Monica L. Walker            40      Secretary and Trustee.  Portfolio
                                     Manager, Holland Capital Management,
                                     L.P.; Vice President, HCM Investments,
                                     Inc.

*Laura J. Janus              51      Treasurer.  Portfolio Manager, Holland
                                     Capital Management, L.P.;  Vice President,
                                     HCM Investments, Inc.

Lester H. McKeever, Jr.      64      Trustee.  Managing Partner, Washington,
6700 S. Oglesby Ave.                 Pittman & McKeever, Certified Public
Chicago, IL 60649-1301               Accountants & Management Consultants.

Kenneth R. Meyer             54      Trustee. President and Managing
1012 Westhoor Rd.                    Director, Lincoln Capital Management Co.
Winnetka, IL 60093-1840

John D. Mabie                66      Trustee.  President, Mid-Continent Capital.

55 W. Monroe St.
Suite 3560
Chicago, IL 60603-5011

Of the persons listed in the table above, the following describes any position held with any affiliated persons or principal underwriters of registrant: Louis
A. Holland is Managing Partner and Chief Investment Officer of the Investment Manager and President, Treasurer and Director of the Distributor; Monica L. Walker and Laura J. Janus each are a Vice President of the Distributor and a partner of, and member of the Investment Policy Committee of, the Investment Manager.

The following table describes the compensation provided by the Trust for the fiscal year ended December 31, 1998:

-------------------------------------------------------------------------------------------------------------------------
        (1)                      (2)                         (3)                      (4)                   (5)
  Name of Person,             Aggregate             Pension or Retirement      Estimated Benefits    Total Compensation
     Position             Compensation from       Benefits Accrued as Part      Upon Retirement        from The Trust
                                                          The Trust *           of Trust Expenses     Paid to Trustees
-------------------------------------------------------------------------------------------------------------------------
Lester H. McKeever,
Trustee and Member of            $0                           0                         0                    $0
Audit Committee
-------------------------------------------------------------------------------------------------------------------------
Kenneth R. Meyer,
Trustee and Member of            $0                           0                         0                    $0
Audit Committee
-------------------------------------------------------------------------------------------------------------------------
John D. Mabie,
Trustee and Member of            $0                           0                         0                    $0
Audit Committee
-------------------------------------------------------------------------------------------------------------------------

*Each Trustee listed in the table has voluntarily agreed to waive the receipt of fees for services as a Trustee to the Trust for the fiscal year ended December 31, 1998.

Trustees who are interested persons of the Trust, as that term is defined by the 1940 Act, do not receive compensation from the Trust. In the absence of the voluntary waiver of fees, each Trustee who is not an interested person of the Trust is expected to receive $2,100 for services as a Trustee for the fiscal year ending December 31, 1999.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board has an Audit Committee and an Executive Committee. The duties of these two committees and their present membership are as follows:

Audit Committee: The members of the Audit Committee will consult with the Trust's independent public accountants if the accountants deem it desirable, and will meet with the Trust's independent public accountants at least once annually to discuss the scope and results of the annual audit of the Growth Fund and such other matters as the Audit Committee members may deem appropriate or desirable. Lester H. McKeever, Jr., Kenneth R. Meyer and John D. Mabie are the members of the Audit Committee.

Executive Committee: During intervals between meetings of the Board, the Executive Committee possesses and may exercise all of the powers of the Board in the management of the Trust except as to matters where action of the full Board is specifically required. Included within the scope of such powers are matters relating to valuation of securities held in the Growth Fund's portfolio and the pricing of the Fund's shares for purchase and redemption. Louis A. Holland and Monica L. Walker are the members of the Executive Committee.

PRINCIPAL HOLDERS OF SECURITIES

The names, addresses, and percentages of ownership of each person who owns of record or beneficially five percent or more of the Growth Fund's shares as of March 31, 1999 are listed below:

Name                                 Address                          Percentage

Robert Fred Heft                     2 Oakbrook Club Drive            8.39%
                                     Apt C307
                                     Hinsdale, Il  60523-1333

Great West Life Recordkeeper         8515 E. Orchard Rd               7.99%
Chicago Park District Def Comp       Englewood, Co  80111-5002
Trust FBO Chicago Park
Distirct 457

Lee Seidler & Lynn Seidler           5001 Joewood Dr                  7.56%
Jt Ten                               Sanibel Fl  33957-7512

Firstar Trust Company Cust           270 Euclid Ave                   6.46%
Thomas A. Silberman IRA Rollover     Winnetka, Il  60093-3605

Tia Lamarre Duppler                  9 Woodbury Ct                    6.06%
                                     Appleton, WI  54915-7111

As of March 31, 1999, Trustees and officers of the Trust, as a group, owned 5.35% of the Growth Fund's outstanding voting securities.


INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Manager

Holland Capital Management, 35 West Wacker Drive, Suite 3260, Chicago, Illinois 60601, serves as Investment Manager of the Trust pursuant to an Investment Management and Administration Agreement that has been approved by the Board, including a majority of independent Trustees.

The controlling persons of the Investment Manager are: Holland Capital Management, Inc., the General Partner of the Investment Manager; Louis A. Holland, Managing Partner and Chief Investment Officer of the Investment Manager; and Catherine E. Lavery, Chief Accounting Officer, Secretary and Director of Holland Capital Management, Inc.

Investment management fees are paid to the Investment Manager monthly at the following annualized rates based on a percentage of the average daily net asset value of the Growth Fund: 0.85% of average daily net assets up to $500 million, 0.75% of average daily net assets up to the next $500 million, and 0.65% of average daily net assets in excess of $1 billion. For the period April 29, 1996 (commencement of operations) through December 31, 1996 and for the years ended December 31, 1997 and 1998, no management fees were paid to the Investment Manager by the Growth Fund. The Investment Manager has contractually agreed to waive its management fee and/or reimburse expenses in an amount that operates to limit total annual operating expenses to not more than 1.35% of the Growth Fund's average daily net assets.

In addition to the duties set forth in the Prospectus, the Investment Manager, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities: (i) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers; (iii) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (iv) obtain and evaluate business and financial information in connection with the exercise of its duties.

The Investment Manager will also furnish to or place at the disposal of the Trust such information and reports as requested by or as the Investment Manager believes would be helpful to the Trust. The Investment Manager has agreed to permit individuals who are among its officers or employees to serve as Trustees, officers, and members of any committee or advisory board of the Trust without cost to the Trust. The Investment Manager has agreed to pay all salaries, expenses, and fees of any Trustees or officers of the Trust who are affiliated with the Investment Manager.

In its administration of the Trust, the Investment Manager is responsible for:
(i) maintaining the Trust's books and records; (ii) overseeing the Trust's insurance relationships; (iii) preparing or assisting in the preparation of all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and filings with the SEC and any other governmental agency; (iv) preparing such applications and reports as may be necessary to register or maintain the registration of the Trust's shares under applicable state securities laws; (v) responding to all inquiries or other communications of shareholders which are directed to the Investment Manager; and (vi) overseeing all relationships between the Trust and its agents.

The Distributor and Distribution Services

The Distributor serves as the principal underwriter of the shares of the Growth Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is a Delaware corporation whose principal place of business is 35 West Wacker Drive, Suite 3260, Chicago, Illinois 60601. The Distributor is an affiliate of the Investment Manager, as both the Distributor and the Investment Manager are controlled by Louis A. Holland.

The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing such services. The Trust has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act, but reserves the right to do so with respect to the Growth Fund, any future series of shares or any future classes of shares of any series. No compensation was paid to the Distributor for distribution services for the year ended December 31, 1998.

Custodian, Transfer Agent and Dividend Disbursing Agent

Pursuant to written agreements between it and Firstar Trust Company ("Firstar"), Firstar will serve as custodian, transfer agent and dividend disbursing agent for the Trust. Firstar also will provide fund accounting, administrative, recordkeeping, tax related and other reporting services for the Trust. The principal business address of Firstar is 615 East Michigan Street, Post Office Box 701, Milwaukee, Wisconsin 53201-0701.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board, the Investment Manager is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

The purchase of any money market instruments and any other debt securities traded in the over-the-counter market usually will be on a principal basis directly from issuers or dealers serving as primary market makers. The price of such money market instruments and debt securities is usually negotiated, on a net basis, and no brokerage commissions are paid. Although no stated commissions are paid for securities traded in the over-the-counter market, transactions in such securities with dealers usually include the dealer's "mark-up" or "mark-down." Money market instruments and other debt securities may also be purchased in underwriting offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

In selecting brokers and dealers to execute transactions for the Growth Fund, the primary consideration is to seek to obtain the best execution of the transactions, at the most favorable overall price, and in the most effective manner possible, considering all the circumstances. Such circumstances include: the price of the security; the rate of the commission or broker-dealer's "spread;" the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; and the value of research and other services provided by the broker-dealer. The Investment Manager may also rank broker-dealers based on the value of their research services and may use this ranking as one factor in its selection of broker-dealers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policy of seeking the best price and execution as state above, sales of shares of the Fund by a broker-dealer may be considered by the Investment Manager in the selection of broker-dealers to execute portfolio transactions for the Fund.

Under no circumstances will the Trust deal with the Investment Manager or its affiliates in any transaction in which the Investment Manager or its affiliates act as a principal.

In placing orders for the Trust, the Investment Manager, subject to seeking best execution, is authorized to cause the Trust to pay broker-dealers that furnish brokerage and research services (as such services are defined under section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") a higher commission than that which might be charged by another broker-dealer that does not furnish such brokerage and research services or who furnishes services of lesser value. However, such higher commissions must be deemed by the Investment Manager as reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall decision-making responsibilities of the Investment Manager with respect to the Trust or other accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

The Investment Manager currently provides investment advice to other entities and advisory accounts that have investment programs and an investment objective similar to the Growth Fund. Accordingly, occasions may arise when the Investment Manager may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objective and programs of the Fund, and other accounts. On those occasions, the Investment Manager will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Board. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, the Investment Manager will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity. Such procedures may, in certain instances, be either advantageous or disadvantageous to the Fund.

It is expected that the Distributor, a registered broker-dealer, may act as broker for the Growth Fund, in conformity with the securities laws and rules thereunder. The Distributor is an affiliated person of the Investment Manager. In order for the Distributor to effect any portfolio transactions for the Fund on an exchange or board of trade, the commissions received by the Distributor must be reasonable and fair compared to the commission paid to other brokers in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Board will approve procedures for evaluating the reasonableness of commissions paid to the Distributor and periodically will review these procedures. The Distributor will not act as principal in effecting any portfolio transactions for the Fund.

For the period April 29, 1996 through December 31, 1996 and the years ended December 31, 1997 and 1998, total brokerage commissions paid by the Growth Fund were $2,773, $4,508, and $4,805, respectively. No brokerage commissions were paid to the Distributor.

PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED

The shares of the Growth Fund are offered to the public for purchase directly through the Distributor. The offering and redemption price of the shares of the Fund are based upon the Fund's net asset value per share next determined after a purchase order or redemption request has been received in good order by the Fund. See "Determination of Net Asset Value" below. The Trust intends to pay all redemptions of the shares of the Fund in cash. However, the Trust may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Trust, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, will file a notification of election under which the Fund will be committed to pay in cash to any shareholder of record of the Fund, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not anticipate making redemptions-in-kind.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Growth Fund may only be suspended (i) for any period during which trading on the New York Stock Exchange ("Exchange") is restricted or such Exchange is closed, other than customary weekend and holiday closings, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Growth Fund is normally calculated as of the close of trading on the Exchange on every day the Exchange is open for trading. The Exchange is open Monday through Friday except on national holidays. The assets of the Growth Fund are valued as follows:

Equity assets are valued based on market quotations, or if market quotations are not available, by a method that the Board believes accurately reflects fair value.

All money market instruments held by the Growth Fund are valued on an amortized cost basis. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at prices obtained from an independent pricing service. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Investment Manager deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued in good faith by the Board using its best judgment.

TAXES

The Trust intends to continue to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. As such, it will not be subject to federal income tax on any income and capital gains distributed to its shareholders. Under Subchapter M of the Code, the Trust must satisfy certain requirements regarding the character of investments in the Trust, investment diversification, and distribution.

In general, to qualify as a RIC, at least 90% of the gross income of the Trust for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of securities.

A RIC must distribute to its shareholders 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income may be subject to tax at the RIC level.

In addition, the Trust must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its capital gains net income (as of the twelve months ended October 31), in order to avoid a federal excise tax. The Trust intends to make the required distributions, but cannot guarantee that it will do so. Dividends attributable to the Trust's ordinary income are taxable as such to shareholders in the year in which they are received.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the Growth Fund for more than 45 days and the Trust retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of capital gains net income reflects the Trust's excess of net long-term gains over its net short-term losses. The Trust must designate income dividends and distributions of capital gains net income and must notify shareholders of these designations within sixty days after the close of the Trust's taxable year. A corporate shareholder of the Trust cannot use a dividends-received deduction for distributions of capital gains net income.

If, in any taxable year, the Trust should not qualify as a RIC under the Code:
(i) the Trust would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (ii) the Trust's distributions to the extent made out of the Trust's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

If the Trust purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Trust may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Trust to its shareholders. Additional charges in the nature of interest may be imposed on either the Trust or its shareholders with respect to deferred taxes arising from the distributions or gains. If the Trust were to purchase shares in a PFIC and (if the PFIC made the necessary information available) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Trust might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Trust, and the amounts would be subject to the 90% and calendar year distribution requirements described above.

ORGANIZATION OF THE TRUST

Each share of the Growth Fund is entitled to one vote on all matters submitted to a vote of shareholders of the Fund. Fractional shares, when issued, have the same rights, proportionately, as full shares. All shares are fully paid and non-assessable when issued and have no preemptive, conversion or cumulative voting rights.

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (i) electing the initial Board; (ii) approving certain agreements as required by the 1940 Act; (iii) changing the fundamental investment objective, policies, and restrictions of the Growth Fund; and (iv) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of the Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

PERFORMANCE INFORMATION ABOUT THE GROWTH FUND

Total Return Calculations

The Growth Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the current net asset value of the Fund, and assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T = (ERV/P)1/n - 1

where T equals average annual total return; where ERV, the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period; where P equals a hypothetical initial payment of $1,000; and where n equals the number of years.

The Growth Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. Cumulative total return is calculated by finding the compound rates of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) - 1

Where:

      C = Cumulative Total Return

      P = a hypothetical initial investment of $1,000

      ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Based on the foregoing, the average annual total return for the Growth Fund for the year ended December 31, 1998, was 35.75%.

The performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect waivers and reimbursements made by the Adviser during the year ended December 31, 1998, to keep aggregate annual operating expenses at 1.35% of daily net assets. An investment in the Fund will fluctuate in value and at redemption, its value may be more or less than the initial investment.

From time to time, in reports and promotional literature, the performance of the Growth Fund may be compared to: (i) other mutual funds or groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Fund Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (ii) the Consumer Price Index (measure for inflation), which may be used to assess the real rate of return from an investment in the Fund; (iii) other Government statistics such as Gross Domestic Product, and net import and export figures derived from Governmental publications, e.g., The Survey of Current Business, which may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iv) Alexander Steele's Mutual Fund Expert, a tracking service which ranks various mutual funds according to their performance; and (v) Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar's rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the mutual funds it follows and its four star rankings to 22.5% of the mutual funds it follows. Rankings are not absolute or necessarily predictive of future performance.

The Trust may also illustrate the investment returns of the Growth Fund or returns in general by graphs and charts that compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable basis.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities law applicable to the offer and sale of the shares described in the Prospectus has been provided by Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, N.W., Suite 400 - East Lobby, Washington, DC 20007, which serves as Special Counsel to the Trust.

INDEPENDENT AUDITORS

The Trust's independent auditors are KPMG LLP, 303 East Wacker Drive, Chicago, Ilinois, 60601.

Effective December 31, 1997, and ratified by the Board of Trustees on August 27, 1998, Deloitte & Touche LLP was terminated as the Trust's independent auditors. For the years ended December 31, 1996 through December 31, 1997, Deloitte & Touche LLP expressed an unqualified opinion on the Growth Fund's Financial Statements. There were no disagreements between Trust management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touch LLP and the appointment of KPMG LLP as the Trust's independent auditors

FINANCIAL STATEMENTS

The financial statements and accompanying notes for the years ended December 31, 1998 and 1997 are included in the Growth Fund's Annual Report, which accompanies this Statement of Additional Information, and are incorporated herein by reference. The financial statements, including the financial highlights contained in the prospectus, for the year ended December 31, 1998 have been audited by KPMG LLP, independent auditors, as stated in their report, and are included herein in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The financial statements for the year ended December 31, 1997 and the financial highlights contained in the prospectus for the years ended December 31, 1997 and 1996 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, and are included herein in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Shareholders may obtain additional copies of the Annual Report free of charge by calling 1-800-295-9779.

                                    APPENDIX

            DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES

Description of Moody's Investors Service, Inc.'s commercial paper ratings:

Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

1. Leading market positions in well established industries. High rates of return on funds employed.

2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.

3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

4. Well established access to a range of financial market and assured sources of alternate liquidity.

Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Corporation's commercial paper ratings:

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Fitch Investor's Service, Inc.'s commercial paper ratings:

Fitch-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Description of Duff & Phelps Inc.'s commercial paper ratings:

Duff 1--High certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  DESCRIPTION OF CERTAIN CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS

      Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

      Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S BOND RATINGS

      AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

John M. Ganley, Esq.
April 30, 1999
Page 2

              Jorden Burt Boros Cicchetti Berenson & Johnson LLP
                                Suite 400 East
                      1025 Thomas Jefferson Street, N.W.
                            Washington, D.C.  20007
                                (202) 965-8100

                                April 30, 1999

VIA EDGAR TRANSMISSION

John M. Ganley, Esq.
U. S. Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, DC 20549-0505

      Re: Response to the Comments of the Staff on The Lou Holland Trust (the "Trust")
            Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A
            File Nos. 333-0935; 811-7533

Dear Mr. Ganley:

      Set forth below is a summary of the Staff's comments relating to the above-captioned filing, which were orally conveyed to us on April 21, and our responses thereto.

1. Delete or move the two paragraphs immediately preceding "Investment Objective" and delete the header "An Overview of the Growth Fund."

      Response:   The two referenced paragraphs have been moved to immediately follow the Expense Example and the header "An Overview of the Growth Fund" has been deleted.

2. Move the reference to the Investment Adviser (which immediately follows "Investment Objective") to the first paragraph that leads into the Risk/Return Summary.

      Response:   The  reference  to  the  Investment   Adviser  has  been
                  moved  to  the Risk/Return  Summary lead-in paragraph.
                  That paragraph has been revised as follows:

                   "The following overview of the Growth Fund is a summary of more important information you should know before investing. More detailed information about The Lou Holland Trust (the "Trust"), and the Growth Fund's investment strategies and risks, and Holland Capital Management, L.P. (the "Investment Manager"), the Trust's investment adviser, is included elsewhere in this Prospectus."

John M. Ganley, Esq.
April 30, 1999
Page 6

                  As noted above in our response to Comment 1, the two paragraphs that followed this lead-in paragraph have been moved to another location in the prospectus.

3. In the Principal Investment Strategies section, describe the size of the companies in which the Growth Fund invests (e.g., small, mid, and/or large cap).

      Response:   The Growth Fund invests in mid- to large-capitalization
                  companies. The second sentence of the Principal Investment
                  Strategies section has been revised as follows: "In pursuing its investment objective, the Growth Fund maintains a diversified portfolio of equity securities of mid- to large-capitalization companies that have the following characteristics:"

4. In the Principal Investment Risks section, delete the second sentence, which reads: "Generally speaking, the more risk a mutual fund takes on, the greater the opportunity for higher returns." Registrants are not permitted to discuss the rewards of investing in the Risk/Return Summary.

      Response:   The referenced sentence has been deleted.

5.    In  the  Principal   Investment  Risks  section,   the  prospectus
      describes  risks associated  with the use of  derivatives.  There is,
      however,  no disclosure in the Principal  Investment   Strategies
      section regarding the Growth Fund's use of derivatives. Thus, there appears to be a "disconnect" between principal strategies and principal risks concerning derivatives. If the use of derivatives is a principal investment strategy it should be disclosed as such. If it is not, the Staff recommends removing the derivatives disclosure from the Principal Investment Risk section.

      Response:   The use of derivatives does not rise to a "principal
                  investment strategy" for the Growth Fund. Thus, the disclosure of the risks associated with the use of those instruments has been removed from the Principal Investment Risks section.

6. Confirm that the typeface size of the numbers in the Bar Chart will be at least 10 point in the printed prospectus.

      Response:   We have  confirmed that the typeface sized used in the Bar
                  Chart will be at least 10 point in the printed prospectus.

7. Confirm that the lowest and highest returns for a calendar quarter will appear on the same page as the Bar Chart in the printed prospectus.

      Response:   We have confirmed that the lowest and highest returns for a calendar quarter will appear on the same page as the Bar Chart in the printed prospectus.

8. In the Average Annual Total Return Table, provide a more precise description of the Russell 1000 Growth Index and the Russell Mid-Cap Growth Index. Additionally, confirm that the typeface size used in the Table, for both the numbers and the narratives, will be at least 10 point in the printed prospectus.

      Response:   The descriptions of the indices have been revised as follows:

            "Russell 1000 Growth Index - An unmanaged index which measures the performance of a subset of approximately 568 of those Russell 1000 companies (that is, the 1000 largest U.S. companies in terms of market capitalization) companies with higher price-to-book ratios and higher forecasted earnings growth rates."

            "Russell Mid-Cap Growth Index - An unmanaged index which measures the performance of a subset of approximately 439 of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted earnings growth rates. These stocks are also members of the Russell 1000 Growth Index."

            Additionally, we have confirmed that the typeface size used in the Table will be at least 10 point in the printed prospectus.

9. In the Fee Table, revise the line item relating to 12b-1 fees as follows: "Distribution (12b-1) Fees."

      Response:   The requested change has been made.

10. With respect to fee waivers and expense reimbursements, an expense limitation agreement that may be terminated at any time by any party thereto (other than the fund) is not sufficient for purposes of disclosing net expenses in the fee table and calculating the expense example using net expenses in accordance with the Staff's position in this connection.1/ The Staff would permit the Trust to rely on the Staff's position if the Trust's Expense Limitation Agreement provided that the Agreement could be terminated only by the Trust's Board of Trustees.

      Response:   The Trust's Expense Limitation Agreement has been amended to provide that the Agreement may be terminated only by the Trust's Board of Trustees. Thus, the fee table discloses net expenses and the expense example has been calculated using net expenses. The footnote to the fee table has been revised to disclose that the Expense Limitation Agreement may be terminated only be the Trust's Board of Trustees.

11. In the "More Information . . ." section of the prospectus, if the use of derivatives is not a principal investment strategy for the Growth Fund, the discussion of those instruments should be set off from the information that precedes it.

      Response:   Immediately   preceding   the   discussion   of  "Options
                  and Futures Contracts," the following header has been added: "Other Investment Strategies, Risks and Practices of the Growth Fund".

12. In the first sentence of "How to Purchase Shares - - Share Price," remove "and accepted" from the following disclosure: "To make an initial purchase of the Growth Fund, a completed and signed Application in good order, as described below, must first be received and accepted." The quoted disclosure would seem to be inconsistent with the requirements of Rule 22c-1 under the Investment Company Act of 1940.

      Response:   The requested change has been made.

13. For the reason stated in Comment 12, above, in the first sentence of "How to Redeem Shares," delete "and acceptance" from the following disclosure:
      "Shareholders have the right to redeem . . . next computed following receipt and acceptance of the redemption request by the Trust."

      Response:   The requested change has been made and the relevant
                  disclosure has been revised as follows:

                   ".  .  .  next   computed   following   receipt   and
                  acceptance of the redemption request in proper form by the Trust."

14. In the section entitled "How the Trust is Managed," provide a sub-heading for the disclosure concerning portfolios managers.

      Response:   A sub-heading "Portfolio Managers" has been added immediately preceding the portfolio managers paragraph. In addition, the paragraph that followed the portfolio manager disclosure
                  (concerning the investment advisory fee and the expense limitation) has been moved to immediately precede the "Portfolio Managers" paragraph.

15. In "Year 2000" paragraph, add disclosure to the effect that the Year 2000 problem could affect the issuers of securities held by the Growth Fund.

      Response:   The  requested  disclosure  has not been  added.  We are not aware that this disclosure has been required of other registrants.

16. Confirm that counsel's consent will be filed as an exhibit to the registration statement.

      Response:   We confirm  that  counsel's  consent  will be filed as an
                  exhibit to the registration statement.

                                   * * * * *

      In addition to the foregoing changes, we have made certain stylistic and grammatical changes, all of which will be indicated on a marked copy of post-effective amendment no. 5 to the Trust's registration statement on Form N-1A to be filed via EDGAR transmission. But for the requested addition to the Y2K disclosure, we believe we have been fully responsive to the Staff's comments and that none of our responses raise additional issues for the Staff's consideration.

      We truly appreciate your continuing attention to this filing. If you require additional information, please call me at (202) 965-8150 or my colleague Chris Menconi at (202) 965-8129.

                                          Very truly yours,


                                          /s/ Joan E. Boros
                                          Joan E. Boros


cc:   Mr. Louis A. Holland
      Christopher D. Menconi, Esq.

F:\CDM\DATA\47262_1

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1/    See Investment Company Institute (pub. avail. Oct. 2, 1998) at Question 6.